SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 13, 2004


                          IASIS HEALTHCARE CORPORATION
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             (Exact name of registrant as specified in its charter)



                Delaware                 333-94521                  76-0450619
---------------------------------- ----------------------    -------------------
 (State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
       incorporation)                                        Identification No.)



           113 Seaboard Lane, Suite A-200                           37067
                 Franklin, Tennessee
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      (Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code: (615) 844-2747


                                 Not Applicable
       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          99.1     Press Release dated January 13, 2004.


Item 9. Regulation FD Disclosure.


         On January 13, 2004, IASIS Healthcare Corporation announced the signing of a definitive agreement to sell its Rocky Mountain Medical Center property in Salt Lake City, Utah. The announcement is set forth in the press release attached hereto as Exhibit 99.1.

Limitation on Incorporation by Reference

         In accordance with General Instruction B.2 of Form 8-K, the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.





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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          IASIS HEALTHCARE CORPORATION


                           By:   /s/ W. Carl Whitmer
                                 -----------------------------------
                                 W. Carl Whitmer
                                 Chief Financial Officer

Date:    January 13, 2004



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



                                  EXHIBIT INDEX


No.                                     Exhibit
---                        -------------------------------------

99.1                       Press Release dated January 13, 2004.











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